                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2001

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                          Europe 2001 HOLDRS/SM/ Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-44286
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

               99.1 Europe 2001 HOLDRS Trust Prospectus Supplement dated March
                    30, 2001 to Prospectus dated January 17, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED


Date: April 18, 2001                        By: /s/ STEPHEN G. BODURTHA
                                                -----------------------
                                            Name: Stephen G. Bodurtha
                                            Title: Attorney-in-Fact

                                  EXHIBIT INDEX


Number and Description of Exhibit
---------------------------------

(99.1) Europe 2001 HOLDRS/SM/ Trust Prospectus
Supplement dated March 30, 2001 to Prospectus dated January 17, 2001.